                                                                    EXHIBIT 99.1

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                           American Classic Voyages Co
Summary                      Case No: 01-10954 (JCA)                  UNAUDITED
American Classic           For Month Of November, 2002
Voyages Co

                                                Balances
                                   ---------------------------------     Receipts &         Bank
                                       Opening         Closing           Disbursements      Statements    Account
Account                            As Of 11/01/02    As Of 11/30/02      Included           Included      Reconciled
-------                            --------------    --------------      --------           --------      ----------
AMCV Deferred Compensation                   0.00              0.00      No -               No -          No -
Bank One                                                                 Account            Account       Account
Account # - 1590101554                                                   Closed             Closed        Closed

AMCV Dental Benefits                         0.00              0.00      No -               No -          No -
Chase (JP Morgan Chase & Co)                                             Account            Account       Account
Account # - 002-2-426530                                                 Closed             Closed        Closed

AMCV Employee Stock Plan                     0.00              0.00      No -               No -          No -
LaSalle Bank                                                             Account            Account       Account
Account # - 5800015140                                                   Closed             Closed        Closed

AMCV Insurance                               0.00              0.00      No -               No -          No -
LaSalle Bank                                                             Account            Account       Account
Account # - 5800021411                                                   Closed             Closed        Closed

AMCV Medical Benefits                    4,966.86          5,055.54      Yes                No - Not      Yes
Chase (JP Morgan Chase & Co)                                                                Concentration
Account # - 002-2-426522                                                                    Account

American Classic Voyages Co                  0.00              0.00      No -               No -          No -
Master Cash                                                              Account            Account       Account
LaSalle Bank                                                             Closed             Closed        Closed
Account # - 2355464

American Classic Voyages Co                  0.00              0.00      No -               No -          No -
Payroll                                                                  Account            Account       Account
LaSalle Bank                                                             Closed             Closed        Closed
Account # - 2369368

American Classic Voyages Co                  0.00              0.00      No -               No -          No -
PAC                                                                      Account            Account       Account
LaSalle Bank                                                             Closed             Closed        Closed
Account # - 2355882

American Classic Voyages Co                  0.00              0.00      No -               No -          No -
Investment Account                                                       Account            Account       Account
Credit Suisse Asset Management                                           Closed             Closed        Closed
Account # - 247003452

American Classic Voyages Co                  0.00              0.00      No -               No -          No -
Investment Account                                                       Account            Account       Account
Goldman Sachs & Co.                                                      Closed             Closed        Closed
Account # - 020-53613-2

American Classic Voyages Co                  0.00              0.00      No -               No -          No -
Investment Account                                                       Account            Account       Account
Merrill Lynch                                                            Closed             Closed        Closed
Account # - 318-3271750-7

American Classic Voyages Co                  0.00              0.00      No -               No -          No -
Investment Account                                                       Account            Account       Account
Conifer Securities                                                       Closed             Closed        Closed
Account # - 330-50683 1-8

                            Receipts & Disbursements                Attachment 2
                            American Classic Voyages
                            Case No: 01-10954 (JCA)                    UNAUDITED
R&D - Chase - AMCV                    Chase
Med Ben                       AMCV Medical Benefits
                            Account # - 002-2-426522
                         1 November 02 - 30 November 02



Opening Balance - 1 November 02
                          4,966.86



Receipts



                             88.68     Reversal

                          --------
                             88.68     Total Receipts


Disbursements

                                       To United Healthcare (Svce charge)



                          --------
                              0.00     Total Disbursements



Closing Balance - 30 November 02
                          5,055.54

                  Concentration & Investment Account Statements     Attachment 3
                          American Classic Voyages Co.
Summary                     Case No: 01-10954 (JCA)
American Classic          For Month Of November, 2002
Voyages Co.
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:48:11
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: NOV-02

currency USD
Company=10 (AMCV)

                                                     PTD-Actual
                                                      30-Nov-02
                                                    ------------
Revenue
Gross Revenue                                               0.00
Allowances                                                  0.00
                                                    ------------
Net Revenue                                                 0.00

Operating Expenses
Air                                                         0.00
Hotel                                                       0.00
Commissions                                                 0.00
Onboard Expenses                                            0.00
Passenger Expenses                                          0.00
Vessel Expenses                                             0.00
Layup/Drydock Expense                                       0.00
Vessel Insurance                                            0.00
                                                    ------------
Total Operating Expenses                                    0.00

                                                    ------------
Gross Profit                                                0.00

SG&A Expenses
General and Admin Expenses                             71,943.12
Sales & Marketing                                           0.00
Start-Up Costs                                              0.00
                                                    ------------
Total SG&A Expenses                                    71,943.12

                                                    ------------
EBITDA                                                (71,943.12)

Depreciation                                           13,298.69

                                                    ------------
Operating Income                                      (85,241.81)

Other Expense/(Income)
Interest Income                                       (39,958.79)
Interest Expense                                       21,390.64
Equity in Earnings for Sub                           (116,409.02)
Reorganization expenses                               574,669.56
                                                    ------------
Total Other Expense/(Income)                          672,510.43

                                                    ------------
Net Pretax Income/(Loss)                             (757,752.24)

Income Tax Expense                                          0.00

                                                    ------------
Net Income/(Loss)                                    (757,752.24)
                                                    ============

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:49:36
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: NOV-02

currency USD
Company=10 (AMCV)


                                                  YTD-Actual         YTD-Actual
                                                   30-Nov-02          19-Oct-01
                                             ---------------    ---------------
ASSETS

Cash and Equivalent                                     0.00      10,343,248.25

Restricted Cash                                         0.00               0.00

Marketable Securities                                   0.00             337.15

Accounts Receivable                             3,678,916.74       3,678,916.74

Inventories                                             0.00               0.00

Prepaid Expenses                                        0.00               0.00

Other Current Assets                                    0.00               0.00

                                             ---------------    ---------------
Total Current Assets                            3,678,916.74      14,022,502.14


Fixed Assets                                    4,952,316.68       4,979,716.68

Accumulated Depreciation                       (4,683,974.15)     (4,497,369.91)

                                             ---------------    ---------------
Net Fixed Assets                                  268,342.53         482,346.77


Net Goodwill                                            0.00          81,420.64

Intercompany Due To/From                      269,597,196.32     265,726,906.60

Net Deferred Financing Fees                     3,123,033.34       3,408,954.89

Net Investment in Subsidiaries               (555,622,349.61)     48,551,297.73

Other Non Current Assets                                0.00         109,986.54

                                             ---------------    ---------------
Total Other Assets                           (282,902,119.95)    317,878,566.40

                                             ---------------    ---------------
Total Assets                                 (278,954,860.68)    332,383,415.31
                                             ===============    ===============

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:49:36
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: NOV-02

currency USD
Company=10 (AMCV)


                                                  YTD-Actual         YTD-Actual
                                                   30-Nov-02          19-Oct-01
                                             ---------------    ---------------
LIABILITIES

Accounts Payable                                        0.00               0.00

Accrued Liabilities                             1,386,497.71       1,089,864.63

Deposits                                                0.00               0.00

                                             ---------------    ---------------
Total Current Liabilities                       1,386,497.71       1,089,864.63


Long Term Debt                                          0.00               0.00

Other Long Term Liabilities                    (3,221,982.41)     (3,434,093.96)

                                             ---------------    ---------------
Total Liabilities                              (1,835,484.70)     (2,344,229.33)


Liabilities Subject to Compromise             200,418,510.55     200,418,510.55


OWNER'S EQUITY

Common Stock                                      211,013.08         211,013.08

Add'l Paid In Capital                         204,438,037.35     204,438,037.35

Current Net Income (Loss)                    (608,166,469.96)    (40,694,620.74)

Retained Earnings                             (74,020,467.00)    (29,645,295.60)

                                             ---------------    ---------------
Total Owner's Equity                         (477,537,886.53)    134,309,134.09

                                             ---------------    ---------------
Total Liabilities & Equity                   (278,954,860.68)    332,383,415.31
                                             ===============    ===============

American Classic                  Attachment 6                    01-10954 (JWV)
Voyages Co.         Summary List of Due To/Due From Accounts
                      For the Month Ended November 30, 2002


                                                               BEGINNING                                             ENDING
AFFILIATE NAME                              CASE NUMBER         BALANCE             DEBITS        CREDITS           BALANCE
AMCV Cruise Operations, Inc.                01-10967          82,196,217.99       60,820.34      536,292.05      81,720,746.28
The Delta Queen Steamboat Co.               01-10970           6,204,670.44              --              --       6,204,670.44
DQSB II, Inc.                               01-10974              22,836.06              --              --          22,836.06
Great AQ Steamboat, L.L.C.                  01-10960         (22,406,500.51)             --              --     (22,406,500.51)
Great Pacific NW Cruise Line, L.L.C.        01-10977         (15,472,508.20)             --              --     (15,472,508.20)
Great River Cruise Line, L.L.C.             01-10963           6,704,338.25              --              --       6,704,338.25
Great Ocean Cruise Line, L.L.C.             01-10959         (29,579,572.10)             --              --     (29,579,572.10)
Cruise America Travel, Incorporated         01-10966             103,377.71              --              --         103,377.71
Delta Queen Coastal Voyages, L.L.C.         01-10964             934,299.38              --              --         934,299.38
Cape Cod Light, L.L.C.                      01-10962          (1,670,131.78)             --              --      (1,670,131.78)
Cape May Light, L.L.C.                      01-10961            (656,374.33)             --              --        (656,374.33)
Project America, Inc.                       N/A              (29,154,390.86)             --              --     (29,154,390.86)
Oceanic Ship Co.                            N/A               41,569,782.42              --              --      41,569,782.42
Project America Ship I, Inc.                N/A                1,793,166.15              --              --       1,793,166.15
Project America Ship II, Inc.               N/A               27,241,846.63              --              --      27,241,846.63
Ocean Development Co.                       01-10972         206,389,119.70              --              --     206,389,119.70
Great Hawaiian Cruise Line, Inc.            01-10975           3,571,229.75              --              --       3,571,229.75
Great Hawaiian Properties Corporation       01-10971         (51,110,970.59)             --              --     (51,110,970.59)
American Hawaii Properties Corporation      01-10976           2,484,040.72              --              --       2,484,040.72
Great Independence Ship Co.                 01-10969          24,948,774.58              --              --      24,948,774.58
CAT II, Inc.                                01-10968          15,959,416.62              --              --      15,959,416.62
                                                             -----------------------------------------------------------------
                                                             270,072,668.03       60,820.34      536,292.05     269,597,196.32
                                                             =================================================================

                          American Classic Voyages Co.
                                 01-10954 (JWV)




                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7


                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (JWV)


                             Accounts Payable Detail
                             As of November 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.